SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2002

DISC, Inc.

(Exact name of registrant as specified in its charter)

California	1-11578	77-0129625

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

372 Turquoise Street, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 934-7000

(Former name or former address, if changed since last report.)

Item 5. Other Events.

     On March 11, 2002 DISC, Inc. issued a press release announcing the appointment of Robert W. Riland, III to the position of President and CEO.

     A copy of the press release issued by DISC announcing the appointment is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

Item 7. Exhibits.

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release dated March 11, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC, INC

Dated: March 12, 2002	By:	/S/ ROBERT W. RILAND, III

Robert W. Riland, III President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 11, 2002.